                                                                   EXHIBIT 99.16



                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE



                                  MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

(REVISED) IO - MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance               $237,732,697
Aggregate Original Principal Balance                  $237,758,671
Number of Mortgage Loans                                   750

                                    MINIMUM              MAXIMUM                  AVERAGE (1)
                                    -------             --------                  -----------
Original Principal Balance          $54,000             $848,000                   $317,012
Outstanding Principal Balance       $54,000             $848,000                   $316,977

                                    MINIMUM              MAXIMUM             WEIGHTED AVERAGE (2)
                                    -------              -------             --------------------
Original Term (mos)                   360                  360                       360
Stated remaining Term (mos)           351                  358                       357
Loan Age (mos)                         2                    9                         3
Current Interest Rate               4.750%               9.275%                     6.225%
Initial Interest Rate Cap           1.000%               5.000%                     3.075%
Periodic Rate Cap                   1.000%               2.000%                     1.002%
Gross Margin                        3.350%               8.000%                     5.895%
Maximum Mortgage Rate              11.250%              15.775%                    12.723%
Minimum Mortgage Rate               4.750%               9.275%                     6.224%
Months to Roll                        15                   58                         24
Original Loan-to-Value              44.33%               95.31%                     81.51%
Credit Score (3)                      544                  806                       663

                                    EARLIEST              LATEST
                                    --------              ------
Maturity Date                     08/01/2034           03/01/2035

                                  PERCENT OF                                        PERCENT OF
LIEN POSITION                    MORTGAGE POOL    YEAR OF ORIGINATION             MORTGAGE POOL
                                 -------------                                    -------------
1st Lien                                 100.00%  2004                                       9.56%
                                                  2005                                       90.44


OCCUPANCY                                         LOAN PURPOSE
Primary                                   97.71%  Purchase                                  57.29%
Second Home                                 2.29  Refinance - Rate/Term                       4.21
                                                  Refinance - Cashout                         38.5

LOAN TYPE                                         PROPERTY TYPE
ARM                                      100.00%  Single Family                             70.10%
                                                  Condominium                                12.23
                                                  Two- to Four-Family                         2.67
AMORTIZATION TYPE                                 Planned Unit Development                   15.00
Interest Only                            100.00%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF                     MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                 LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
--------------                 -----    -----------        ----       ------     -----   -----------    ---        ---        --
5.500% or less                    76      $25,999,125      10.94%     5.325%      680     $342,094     79.40%    69.16%     100.00%
5.501% to 6.000%                 251       79,743,799       33.54      5.847      670      317,704      80.71     62.78      100.00
6.001% to 6.500%                 228       71,781,757       30.19      6.317      655      314,832      82.08     51.06      100.00
6.501% to 7.000%                 129       40,392,171       16.99      6.778      652      313,118      81.76     41.63      100.00
7.001% to 7.500%                  44       12,795,428        5.38      7.243      661      290,805      84.56     36.25      100.00
7.501% to 8.000%                  19        6,036,267        2.54      7.710      657      317,698      83.96     27.65      100.00
8.001% to 8.500%                   2          370,450        0.16      8.420      628      185,225      94.87    100.00      100.00
9.001% to 9.500%                   1          613,700        0.26      9.275      590      613,700      95.00    100.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 9.275% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.225% per annum.



REMAINING MONTHS TO STATED MATURITY

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF                     MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)       LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
------------------------       -----    -----------        ----       ------     -----   -----------    ---        ---        --
349 to 360                       750     $237,732,697     100.00%      6.225%     663     $316,977     81.51%    54.18%     100.00%
TOTAL:                           750     $237,732,697     100.00%      6.225%     663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======      ======     ===     ========     ======    ======     =======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES        LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-----------------------        -----    -----------        ----       ------     -----   -----------    ---        ---        --

$50,001 to $100,000               23       $1,941,897       0.82%     6.573%      669      $84,430     79.76%    73.44%     100.00%
$100,001 to $150,000              68        8,849,140        3.72      6.288      648      130,134      79.57     72.95      100.00
$150,001 to $200,000              58       10,298,490        4.33      6.282      653      177,560      81.62     75.92      100.00
$200,001 to $250,000             109       24,874,227       10.46      6.198      659      228,204      81.15     68.08      100.00
$250,001 to $300,000             133       36,154,870       15.21      6.266      658      271,841      80.83     56.02      100.00
$300,001 to $350,000              97       31,552,546       13.27      6.138      657      325,284      81.90     49.11      100.00
$350,001 to $400,000              80       29,855,776       12.56      6.200      659      373,197      81.64     42.53      100.00
$400,001 to $450,000              50       21,284,743        8.95      6.323      666      425,695      82.42     45.50      100.00
$450,001 to $500,000              51       24,423,677       10.27      6.220      668      478,896      83.55     46.84      100.00
$500,001 to $550,000              33       17,351,395        7.30      6.323      679      525,800      81.59     36.08      100.00
$550,001 to $600,000              15        8,698,338        3.66      6.131      677      579,889      81.20     60.24      100.00
$600,001 to $650,000              17       10,651,738        4.48      6.168      681      626,573      79.47     58.70      100.00
$650,001 to $700,000               4        2,720,200        1.14      6.165      654      680,050      83.31    100.00      100.00
$700,001 to $750,000               8        5,826,726        2.45      6.130      659      728,341      80.57     49.48      100.00
$750,001 to $800,000               2        1,599,933        0.67      5.925      636      799,967      72.73    100.00      100.00
$800,001 to $850,000               2        1,649,000        0.69      6.166      692      824,500      84.86    100.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $54,000 to approximately $848,000 and the average outstanding principal balance of the Mortgage Loans was approximately $316,977.



PRODUCT TYPES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                  LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-------------                  -----    -----------        ----       ------     -----   -----------    ---        ---        --
2/28 LIBOR Loans                 690     $219,845,639      92.48%     6.229%      663     $318,617     81.64%    54.39%     100.00%
3/27 LIBOR Loans                   1          348,696        0.15      6.650      582      348,696      80.00      0.00      100.00
5/25 LIBOR Loans                  59       17,538,362        7.38      6.169      664      297,260      79.88     52.67      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

ADJUSTMENT TYPE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE                LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
---------------                -----    -----------        ----       ------     -----   -----------    ---        ---        --
ARM                              750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======



AMORTIZATION TYPE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE              LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-----------------              -----    -----------        ----       ------     -----   -----------    ---        ---        --
60 Month Interest-Only           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======



STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION        LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-----------------------        -----    -----------        ----       ------     -----   -----------    ---        ---        --
Arizona                           19       $3,715,068       1.56%     6.198%      683     $195,530     81.25%    58.22%     100.00%
California                       489      175,205,982       73.70      6.169      664      358,294      81.03     50.54      100.00
Colorado                          17        3,375,176        1.42      6.736      622      198,540      84.10     89.13      100.00
Connecticut                        5        1,282,800        0.54      6.024      652      256,560      86.02     90.65      100.00
District of Columbia               4        1,119,399        0.47      6.558      647      279,850      85.90     72.13      100.00
Florida                           32        7,851,667        3.30      6.138      646      245,365      81.60     54.44      100.00
Georgia                            3          569,600        0.24      7.140      667      189,867      80.00     30.76      100.00
Illinois                           9        1,961,600        0.83      6.594      642      217,956      84.37     58.37      100.00
Louisiana                          2          220,629        0.09      6.705      657      110,314      88.20    100.00      100.00
Maryland                          33        8,394,504        3.53      6.415      661      254,379      84.62     80.06      100.00
Massachusetts                      2          564,800        0.24      6.456      644      282,400      80.00     35.27      100.00
Michigan                           4          752,083        0.32      6.564      648      188,021      88.37    100.00      100.00
Missouri                           1          111,120        0.05      6.750      609      111,120      80.00    100.00      100.00
Nevada                            18        4,019,967        1.69      6.219      666      223,331      82.52     70.05      100.00
New Hampshire                      1          192,850        0.08      6.990      609      192,850      95.00    100.00      100.00
New Jersey                         8        2,484,158        1.04      6.420      681      310,520      86.23     56.68      100.00
New York                          16        5,935,612        2.50      6.418      679      370,976      83.59     47.56      100.00
North Carolina                     5          987,216        0.42      6.498      645      197,443      83.15     58.68      100.00
Ohio                               4          819,874        0.34      6.561      692      204,969      80.15     48.28      100.00
Oklahoma                           1           79,970        0.03      6.300      638       79,970      80.00    100.00      100.00
Oregon                             1          161,500        0.07      6.525      641      161,500      87.30      0.00      100.00
Pennsylvania                      10        1,542,204        0.65      6.363      651      154,220      85.41     84.26      100.00
Rhode Island                       5        1,344,500        0.57      6.294      663      268,900      80.10     17.26      100.00
South Carolina                     1          106,049        0.04      6.990      635      106,049      80.00    100.00      100.00
Tennessee                          2          283,192        0.12      5.551      606      141,596      80.00    100.00      100.00
Texas                             10        1,960,834        0.82      6.807      663      196,083      81.65     58.94      100.00
Utah                               3          343,760        0.14      5.920      657      114,587      80.00     39.28      100.00
Virginia                          22        6,723,476        2.83      6.473      673      305,613      80.82     60.28      100.00
Washington                        18        4,808,407        2.02      6.095      644      267,134      80.24     65.58      100.00
Wisconsin                          5          814,700        0.34      7.310      636      162,940      87.32    100.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
Total:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

No more than approximately 0.88% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF ORIGINAL            MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS           LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
--------------------           -----    -----------        ----       ------     -----   -----------    ---        ---        --
50.00% or less                     2         $202,000       0.08%     6.819%      653     $101,000     45.44%    34.16%     100.00%
50.01% to 55.00%                   2          320,000        0.13      6.513      645      160,000      52.90    100.00      100.00
55.01% to 60.00%                   2          638,000        0.27      6.322      626      319,000      58.13    100.00      100.00
60.01% to 65.00%                   6        1,419,899        0.60      6.187      678      236,650      63.33     61.24      100.00
65.01% to 70.00%                  11        4,441,773        1.87      6.117      664      403,798      68.87     67.52      100.00
70.01% to 75.00%                  27        9,640,074        4.06      6.114      646      357,040      73.65     50.79      100.00
75.01% to 80.00%                 538      166,979,147       70.24      6.144      668      310,370      79.98     50.61      100.00
80.01% to 85.00%                  42       13,170,635        5.54      6.163      639      313,587      84.21     70.07      100.00
85.01% to 90.00%                  71       24,759,262       10.41      6.479      652      348,722      89.53     58.05      100.00
90.01% to 95.00%                  48       15,856,907        6.67      6.826      655      330,352      94.55     68.80      100.00
95.01% to 100.00%                  1          305,000        0.13      6.200      632      305,000      95.31      0.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 44.33% to 95.31%.



LOAN PURPOSE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                   LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
------------                   -----    -----------        ----       ------     -----   -----------    ---        ---        --
Purchase                         429     $136,185,438      57.29%     6.169%      673     $317,449     80.69%    48.38%     100.00%
Refinance - Cashout              287       91,533,737       38.50      6.303      649      318,933      82.52     62.44      100.00
Refinance - Rate Term             34       10,013,522        4.21      6.283      645      294,515      83.40     57.57      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======



PROPERTY TYPE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                  LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-------------                  -----    -----------        ----       ------     -----   -----------    ---        ---        --
Single Family                    514     $166,641,420      70.10%     6.220%      661     $324,205     81.56%    53.81%     100.00%
Condominium                      110       29,086,243       12.23      6.131      667      264,420      81.98     57.75      100.00
Two- to Four-Family               17        6,349,750        2.67      6.492      690      373,515      82.50     41.18      100.00
Planned Unit Development         109       35,655,284       15.00      6.281      662      327,113      80.70     55.36      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======



DOCUMENTATION

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                  LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-------------                  -----    -----------        ----       ------     -----   -----------    ---        ---        --
Full Documentation               423     $126,437,602      53.18%     6.128%      656     $298,907     81.73%   100.00%     100.00%
Limited Documentation            136       48,489,857       20.40      6.123      653      356,543      81.99      0.00      100.00
Streamlined Documentation        105       34,667,724       14.58      6.563      694      330,169      80.58      0.00      100.00
Lite Documentation                41       12,938,657        5.44      6.289      656      315,577      81.39      0.00      100.00
Stated Documentation              36       12,825,206        5.39      6.570      693      356,256      79.64      0.00      100.00
Full/Alt Documentation             9        2,373,650        1.00      6.340      628      263,739      83.96    100.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

OCCUPANCY

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                      LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
---------                      -----    -----------        ----       ------     -----   -----------    ---        ---        --
Primary                          732     $232,289,582      97.71%     6.233%      662     $317,335     81.48%    54.56%     100.00%
Second Home                       18        5,443,115        2.29      5.914      682      302,395      82.63     37.93      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.



MORTGAGE LOANS AGE SUMMARY

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
MORTGAGE LOANS AGE           MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                       LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
------------------             -----    -----------        ----       ------     -----   -----------    ---        ---        --
2                                465     $143,812,574      60.49%     6.217%      663     $309,274     81.25%    54.51%     100.00%
3                                221       71,864,198       30.23      6.272      659      325,177      81.87     54.47      100.00
4                                 50       17,477,417        7.35      6.147      664      349,548      82.06     49.69      100.00
5                                 10        3,624,358        1.52      5.967      680      362,436      82.56     51.74      100.00
7                                  2          331,750        0.14      7.349      669      165,875      78.68     26.45      100.00
8                                  1          316,000        0.13      5.950      792      316,000      80.00    100.00      100.00
9                                  1          306,400        0.13      5.875      620      306,400      80.00    100.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.



ORIGINAL PREPAYMENT PENALTY TERM


                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
ORIGINAL PREPAYMENT          MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                   LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-------------------            -----    -----------        ----       ------     -----   -----------    ---        ---        --
None                             129      $39,959,699      16.81%     6.683%      667     $309,765     82.87%    54.24%     100.00%
12 Months                         40       13,652,059        5.74      6.490      658      341,301      79.46     39.88      100.00
24 Months                        550      174,868,528       73.56      6.103      662      317,943      81.37     55.79      100.00
36 Months                         31        9,252,411        3.89      6.174      666      298,465      81.30     44.66      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.



CREDIT SCORES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES         LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
----------------------         -----    -----------        ----       ------     -----   -----------    ---        ---        --
526 to 550                         1         $454,750       0.19%     6.000%      544     $454,750     85.00%   100.00%     100.00%
551 to 575                         4        1,479,200        0.62      6.177      564      369,800      81.14     80.75      100.00
576 to 600                        51       16,077,827        6.76      6.598      589      315,252      82.66     72.39      100.00
601 to 625                       143       40,813,685       17.17      6.289      614      285,410      81.60     67.71      100.00
626 to 650                       154       47,456,565       19.96      6.258      638      308,160      82.41     55.81      100.00
651 to 675                       146       45,480,745       19.13      6.208      663      311,512      80.71     45.61      100.00
676 to 700                        93       31,020,943       13.05      6.103      687      333,559      80.93     48.43      100.00
701 to 725                        76       27,772,787       11.68      6.077      712      365,431      80.97     50.89      100.00
726 to 750                        46       15,860,243        6.67      6.326      735      344,788      81.39     41.83      100.00
751 to 775                        21        8,061,076        3.39      5.963      763      383,861      82.83     43.48      100.00
776 to 800                        13        2,708,476        1.14      6.013      783      208,344      79.80     50.50      100.00
801 to 825                         2          546,400        0.23      5.865      804      273,200      80.00      0.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 544 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 663.

CREDIT GRADE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                   LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
------------                   -----    -----------        ----       ------     -----   -----------    ---        ---        --
AA                               471     $153,678,694      64.64%     6.172%      687     $326,282     81.06%    48.79%     100.00%
A                                231       69,798,926       29.36      6.273      624      302,160      82.18     62.00      100.00
A-                                48       14,255,077        6.00      6.566      589      296,981      83.07     74.05      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======



GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF                     MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                  LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
-------------                  -----    -----------        ----       ------     -----   -----------    ---        ---        --
3.001% to 3.500%                   1         $359,200       0.15%     5.450%      712     $359,200     80.00%     0.00%     100.00%
4.001% to 4.500%                   3          945,750        0.40      5.618      653      315,250      77.73    100.00      100.00
4.501% to 5.000%                  72       23,409,218        9.85      6.009      668      325,128      81.17     56.51      100.00
5.001% to 5.500%                 198       65,879,709       27.71      5.913      665      332,726      79.78     63.63      100.00
5.501% to 6.000%                 195       60,739,177       25.55      6.092      663      311,483      80.73     60.70      100.00
6.001% to 6.500%                 158       49,460,293       20.81      6.449      660      313,040      82.60     43.74      100.00
6.501% to 7.000%                  71       20,842,316        8.77      6.756      666      293,554      83.09     35.78      100.00
7.001% to 7.500%                  36       12,114,257        5.10      6.930      655      336,507      86.34     40.97      100.00
7.501% to 8.000%                  16        3,982,777        1.68      7.213      634      248,924      88.59     45.18      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.350% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.895% per annum.



MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF MAXIMUM             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                 LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
----------------               -----    -----------        ----       ------     -----   -----------    ---        ---        --
11.500% or less                    9       $3,429,015       1.44%     5.010%      685     $381,002     78.14%    50.47%     100.00%
11.501% to 12.000%                67       22,570,110        9.49      5.373      680      336,867      79.59     72.00      100.00
12.001% to 12.500%               251       79,669,799       33.51      5.848      670      317,410      80.74     62.84      100.00
12.501% to 13.000%               228       71,727,757       30.17      6.318      655      314,595      82.06     51.47      100.00
13.001% to 13.500%               132       41,775,271       17.57      6.785      654      316,479      81.83     39.63      100.00
13.501% to 14.000%                41       11,540,328        4.85      7.252      653      281,471      84.61     40.20      100.00
14.001% to 14.500%                19        6,036,267        2.54      7.710      657      317,698      83.96     27.65      100.00
14.501% to 15.000%                 2          370,450        0.16      8.420      628      185,225      94.87    100.00      100.00
15.501% to 16.000%                 1          613,700        0.26      9.275      590      613,700      95.00    100.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 15.775% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.723% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
NEXT RATE                    MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE                LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
---------------                -----    -----------        ----       ------     -----   -----------    ---        ---        --
August 2006                        1         $306,400       0.13%     5.875%      620     $306,400     80.00%   100.00%     100.00%
September 2006                     1          316,000        0.13      5.950      792      316,000      80.00    100.00      100.00
October 2006                       2          331,750        0.14      7.349      669      165,875      78.68     26.45      100.00
December 2006                      9        3,380,358        1.42      5.973      682      375,595      82.75     48.26      100.00
January 2007                      51       17,869,577        7.52      6.159      664      350,384      81.90     48.18      100.00
February 2007                    202       66,472,988       27.96      6.276      659      329,074      82.04     54.16      100.00
March 2007                       424      131,168,567       55.17      6.220      663      309,360      81.39     55.36      100.00
March 2008                         1          348,696        0.15      6.650      582      348,696      80.00      0.00      100.00
December 2009                      1          244,000        0.10      5.875      660      244,000      80.00    100.00      100.00
January 2010                       1           64,800        0.03      6.250      777       64,800      80.00      0.00      100.00
February 2010                     17        4,934,250        2.08      6.184      663      290,250      80.15     65.15      100.00
March 2010                        40       12,295,312        5.17      6.168      665      307,383      79.76     47.00      100.00
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======



DTI

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF DTI                   LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
------------                   -----    -----------        ----       ------     -----   -----------    ---        ---        --
0.01 to 10.00                      1         $400,000       0.17%      5.25%      640     $400,000     80.00%     0.00%     100.00%
10.01 to 20.00                    20        6,422,034       2.70%      6.18%      654      321,102     82.83%    24.48%     100.00%
20.01 to 30.00                    97       27,068,649      11.39%      6.11%      668      279,058     81.54%    42.96%     100.00%
30.01 to 40.00                   253       80,541,320      33.88%      6.23%      669      318,345     81.65%    56.94%     100.00%
40.01 to 50.00                   361      116,674,495      49.08%      6.25%      658      323,198     81.22%    56.84%     100.00%
50.01 to 60.00                    18        6,626,199       2.79%      6.29%      648      368,122     83.52%    51.74%     100.00%
                                 ---     ------------     -------     ------      ---     --------     ------    ------     -------
TOTAL:                           750     $237,732,697     100.00%     6.225%      663     $316,977     81.51%    54.18%     100.00%
                                 ===     ============     =======     ======      ===     ========     ======    ======     =======